                                                                    EXHIBIT 10.4

                                                               NOVEMBER 15, 1995

                  TECHNOLOGY TRANSFER AND LICENSING AGREEMENT

THIS AGREEMENT made and entered into on the 15th day of November, 1995

BETWEEN:

          DIGITAL COURIER INTERNATIONAL INC., a corporation duly incorporated under the laws of Canada and having an office at 8618 Commerce Court, Burnaby, British Columbia

          (hereinafter called "DCI")

                                                               OF THE FIRST PART

AND:

          MPR TELTECH LTD., a corporation duly incorporated under the laws of Canada and having its executive offices at 8999 Nelson Way, Burnaby, British Columbia

          (hereinafter called "MPR")

                                                              OF THE SECOND PART

WHEREAS DCI is a wholly owned subsidiary of MPR;

WHEREAS, MPR has agreed to sell and DCI has agreed to buy certain software and hardware designs as they exist on the date of execution of this Agreement, and MPR and BC TEL shall receive a license back to use the software and hardware designs for certain specified purposes; and

WHEREAS the parties hereto wish to record in a single agreement their full arrangement in respect of the software and hardware designs;

NOW THEREFORE this Agreement witnesseth that in consideration of the mutual premises hereinafter set forth, the parties agree as follows:

1    INTERPRETATION.

1.1  DEFINITIONS.  In and for the purpose of this Agreement:

     1.1.1  "AFFILIATE" means:

            .1 with respect to a natural person, the spouse of such person, any corporation that is directly or indirectly controlled by such person and any corporation that employs such person as a director, officer or employee; and

            .2 with respect to a corporation an affiliate of such corporation within the meaning of "affiliated" under Section 2(2) of the Canada Business Corporations Act;

     1.1.2  "ASSETS" means all of the right, title and interest in and to the:

            .1    the Software Copyright;

            .2    Hardware Technical Information;

            .3    Trademarks; and

            .4    Third Party Licenses;

            all as same exist as at the Execution Date;

     1.1.3 "BC TEL" means BC TEL, a Canadian company with an address at 3777 Kingsway, Burnaby, British Columbia;

     1.1.4 "CLAIM" shall have the meaning ascribed thereto in subsection 1(b) of the Indemnity Sharing Agreement, provided, for the purposes of this Agreement, that any such Claim shall only arise pursuant to this Agreement;

     1.1.5  "COMMON SHARES" means common shares in DCI;

     1.1.6 "ENCUMBRANCE" means any of a mortgage, pledge, hypothecation, lien, covenant, condition, lease, licence, assignment, option, Claim or any other title defect, encumbrance or charge whatsoever, whether or not registered or registerable;

     1.1.7  "EXECUTION DATE" means the date of execution of this Agreement;

     1.1.8  "EXISTING PURPOSES" has the meaning set out in Schedule 1.1.7;

     1.1.9 "HARDWARE TECHNICAL INFORMATION" means that information of MPR, including drawings, tooling, test programs and manufacturing information related to the hardware identified in Schedule 1.1.15, but shall not include (except for approved supplier's lists, specifications and inspection documentation) that information which relates to parts, components, subassemblies and assemblies commercially available from OEM suppliers, or that which relates to building and plants generally;

     1.1.10 "INDEMNITEES" means, in respect of a Person, that Person's employees, directors and officers;

     1.1.11 "INDEMNITY SHARING AGREEMENT" means the agreement of that title dated as of the date hereof among MPR, DCI, 945 Investments Ltd., CIBC Wood Gundy Capital (SFC) Inc. and Kwikstar Communications Ltd.;

     1.1.12 "LICENCES" shall mean those sub-licences entered into by MPR as of the Execution Date;

     1.1.13 "PERSON" means an individual, corporation, body corporate, partnership, joint venture, association, trust or unincorporated organization or any trustee, executor, administrator or other legal representative;

     1.1.14 "PREFERENCE SHARES" means the Preferred Shares Series 1 in DCI;

     1.1.15 "SHARE EXCHANGE AGREEMENTS" means those Agreements between Kwikstar and the holders of the common shares of DCI pursuant to which Kwikstar will acquire all of the outstanding common shares of DCI from the holders of common shares of DCI in exchange for common shares of Kwikstar;

     1.1.16 "SOFTWARE" shall mean the programs and hardware technical information proprietary to MPR described in Schedule 1.1.15;

     1.1.17 "SOFTWARE COPYRIGHT" means all right, title and interest, including copyright, in and to the Software and the Source Code;

     1.1.18 "SOURCE CODE" means the human readable embodiment of the computer code associated with the Software, whether contained on paper, magnetic medium, electronic impulse or other form of media;

     1.1.19 "THIRD PARTY LICENSES" means the licenses granted to MPR by third parties described in Schedule 1.1.18 which are to be assigned to DCI;

     1.1.20 "THIRD PARTY SOFTWARE" shall mean those programs or elements of programs that are not proprietary to MPR used in conjunction with the Software;

     1.1.21 "TRADE SECRETS" means all trade secrets and other industrial or intellectual property pertaining to the Software and or the Hardware Technical Information, and all documents, records, correspondence and other information pertaining thereto, including the Source Code;

     1.1.22 "TRADEMARKS" means those trademarks and the applications therefor listed in Schedule 1.1.21; and

     1.1.23 "WAVE PRODUCT" means computer and communication hardware, firmware and software for use in broadband transmission networks to manage and deliver enhanced multi-media transmission services, whether sold in association with the trademark WAVE or any trademark used in substitution for WAVE;


2    PURCHASE OF ASSETS.

2.1 PURCHASE AND SALE. Relying upon the representations and warranties of MPR set forth herein, and subject to the conditions herein, DCI agrees to purchase from MPR and MPR agrees to sell to DCI, on the Execution Date, the Assets, subject to Section 6.2, free and clear of all Encumbrances, for the Purchase Price, to be paid at the time, and in the manner, set out in Section 2.2.

2.2 PAYMENT OF THE PURCHASE PRICE. DCI shall pay to MPR the sum of $5,338,577.30 (the "Technology Transfer Fee"), by issuing to MPR, no later than the Execution Date, 2,000,000 Preference Shares and 3,338,577.30 Common Shares, which shares represent the Technology Transfer Fee.


3    TECHNOLOGY TRANSFER.

3.1 DELIVERY OF ASSETS. Upon the Execution Date, and as may be reasonably requested thereafter, MPR shall co-operate with DCI so that DCI shall be placed in actual possession and operating control of the Assets in accordance with all of the terms of this Agreement.

3.2 INITIAL TECHNOLOGY TRANSFER. The initial technology transfer will take place forthwith upon this Agreement coming into effect by means of MPR providing DCI with information and related materials in the form of documents or otherwise reflecting the present state of the Assets to the extent permitted by MPR's existing obligations of confidentiality (hereinafter the "Technology Transfer Documents").

3.3 TECHNOLOGY TRANSFER DOCUMENTS. The Technology Transfer Documents shall be copies of all documents, materials and information used in association with or pertaining to the Assets in the possession or control of MPR to the extent permitted by MPR's existing obligations of confidentiality.

3.4 FURTHER OBLIGATIONS. Forthwith following the Execution Date, MPR and DCI shall meet to determine and agree upon a schedule according to which MPR will furnish any additional support requested by DCI in writing to permit DCI to exploit the Assets and the charges for such support.

3.5 REIMBURSEMENT OF COSTS. DCI shall pay to MPR within thirty (30) days of invoicing the agreed charges for any additional support provided pursuant to
Section 3.4. Upon request by DCI, MPR will provide supporting documentation in respect of such charges.


4    REPRESENTATIONS AND WARRANTIES OF MPR.

4.1 REPRESENTATIONS AND WARRANTIES. To induce DCI to enter into and to complete the transactions contemplated by this Agreement, MPR represents and warrants to DCI, as warranties and representations that are true as of the Execution Date, that:

     4.1.1 ALL NECESSARY CORPORATE ACTION TAKEN BY MPR: all necessary corporate action on the part of the directors and shareholders of MPR will have been taken to authorize and approve the execution, delivery and performance of this Agreement;

     4.1.2 TITLE TO THE ASSETS: MPR is the owner of the Assets and, upon execution of this Agreement, DCI will have good, valid and marketable title to the Assets free and clear of all Encumbrances and rights of creditors under applicable bulk sales, bankruptcy or insolvency legislation or any trustee appointed thereunder;

     4.1.3 SOFTWARE ORIGINAL: the Software is original work not copied wholly or substantially from any other work or material, and no rights in the Software have been granted to or acquired by any other Person;

     4.1.4 SOURCE CODE A TRADE SECRET: the Source Code is a trade secret of MPR and there has been no disclosure of the Source Code except to employees and contractors of MPR on a need-to-know basis for the purpose of performing duties in the course of their employment, and to customers of MPR pursuant to valid license agreements between MPR and such customers;

     4.1.5 NO OTHER COPIES OF SOURCE CODE: except for the Source Code delivered by MPR to DCI on execution of this Agreement, the copies of the Source Code retained by MPR, and the copies of the Source Code delivered to Persons pursuant to Licenses with or sublicenses from MPR and the license to BC TEL contemplated in Section 11, there are no other copies of the Source Code in existence;

     4.1.6 NO BREACHES OF THE THIRD PARTY LICENSES: MPR is not in default of the Third Party Licenses and has not exploited the property of the Institute referred to in Section 6.2 except to the extent same is incorporated into software which is used in conjunction with the Software;

     4.1.7 NO INFRINGEMENT BY THIRD PARTIES: except as disclosed in this Agreement, MPR is not aware of any activities or conduct of any third party that would constitute infringement of any intellectual property or proprietary rights respecting the Assets; and

     4.1.8 NO NOTICE OF CLAIM: MPR has not received any notice, claim or threat of any claim that the manufacture, use or sale of products incorporating or using the Assets infringe the rights of any third party.

5    LIMITATIONS ON WARRANTIES OF MPR.

5.1  SPECIFIC EXCLUSION OF OTHER WARRANTIES.  THE WARRANTIES SET OUT IN SECTION
4.1 ARE IN LIEU OF ALL OTHER WARRANTIES, AND THERE ARE NO OTHER WARRANTIES, REPRESENTATIONS, CONDITIONS, OR GUARANTEES OF ANY KIND WHATSOEVER, EITHER EXPRESS OR IMPLIED BY LAW OR CUSTOM MADE BY MPR TO DCI.


6    REPRESENTATIONS AND WARRANTIES OF DCI.

6.1 REPRESENTATIONS AND WARRANTIES OF DCI. DCI represents and warrants to MPR that all necessary corporate action on the part of the directors and shareholders of DCI has been taken to authorize and approve the execution, delivery and performance of this Agreement and the performance by DCI of its obligations hereunder and this Agreement has been duly executed and delivered by, and constitutes a valid and binding obligation of DCI enforceable in accordance with its terms.

6.2 THIRD PARTY LICENSES. The Third Party Licenses are assigned by MPR to DCI to the extent of MPR's right to so assign same, and DCI shall take whatever actions it deems necessary to confirm the assignment of same to DCI and DCI's rights pursuant to such agreements. The Agreement between MPR and Institut for Rundfunktechnik Gmbh (the "Institut") referred to in Schedule 1.1.18 has not been finalized. DCI shall use reasonable commercial efforts to execute an agreement with the Institut on the terms disclosed in the correspondence referred to in Schedule 1.1.18 (the "Correspondence"), which will not result in any liability on the part of MPR. DCI shall forthwith comply with the request in the Correspondence to deliver object code for the 56002 implementation of the acoustic cancellation software and the correspondent documentation. MPR will make no use of and retain no copies of any materials supplied by the Institute in respect of the Correspondence.

7    SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS.

7.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. All covenants, agreements, representations and warranties made by MPR and DCI hereunder or pursuant hereto shall survive from the execution of this Agreement, in the case of MPR, for the period referenced in the Indemnity Sharing Agreement and, in the case of DCI, for the period of three years.


8    MPR'S ADDITIONAL COVENANTS.

8.1 MPR'S NON-COMPETE. Except as otherwise expressly provided in writing between the parties, in consideration of the benefits granted to MPR by DCI, MPR covenants for a period of two years from the Execution Date that MPR will not:

     8.1.1 provide engineering services directly to Digital Generation Systems, Virtex Services or any entity whose primary business involves the electronic distribution of advertisements and content to radio stations; and

     8.1.2 directly or indirectly, either alone or in conjunction with any person, whether as principal, agent, shareholder or investor, engage in, have an interest in or permit MPR's name to be used in connection with any business which is directly competitive with the business of DCI as that business existed as at the date hereof.


9    CONVEYANCE AND FURTHER ASSURANCES.

9.1 SPECIFIC CONVEYANCE OF SOFTWARE COPYRIGHT. On the execution of this Agreement, MPR shall deliver to DCI a duly executed assignment for the Software Copyright in the form set out as Schedule 9.1. The License set out in Section 11 of this Agreement shall exist notwithstanding the absolute assignment of rights contained in the assignment contained in this Agreement.

9.2 SPECIFIC CONVEYANCE OF TRADEMARKS. On the execution of this Agreement, MPR shall deliver to DCI duly executed assignments of the Trademarks in the form set out as Schedule 9.2.

9.3 FURTHER ASSURANCES. Each of MPR and DCI shall nevertheless from time to time on or after the execution of this Agreement execute and deliver all such conveyances, transfers, assignments and other instruments in writing and further assurances as may be reasonably within its power in order to give effect to the provisions hereof, including the completion of any permitted assignment by MPR pursuant to Section 12.3 of this Agreement.

10   INDEMNITY.

10.1 MPR'S INDEMNITY. MPR covenants and agrees to indemnify and save harmless DCI and DCI's Indemnitees of and from all Claims whatsoever arising, directly or indirectly, out of, under, pursuant to or as a result of:

     10.1.1 MPR's federal, provincial, sales, excise, income, corporate or any other taxes of MPR outstanding at the time of the execution of this Agreement;

     10.1.2 any Claim arising, directly or indirectly, out of, under, pursuant to or as a result of any matter existing or thing done prior to the Execution Date;

     10.1.3 any misrepresentation or the inaccuracy of or any omission from any representation or warranty of MPR, or the breach of any covenant made by MPR, in this Agreement, or in any document delivered pursuant to the Agreement; and

     10.1.4 any infringement or alleged infringement or any faulty or allegedly faulty Assets used by MPR pursuant to the license set out in Section 11.

10.2 DCI'S INDEMNITY. DCI covenants and agrees to indemnify and save harmless MPR and MPR's Indemnitees from all Claims whatsoever arising, directly or indirectly, out of, under, pursuant to or as a result of:

     10.2.1 any misrepresentation or the inaccuracy of or any omission from any representation or warranty of DCI, or the breach of any covenant made by DCI, in this Agreement, or in any document delivered pursuant to this Agreement; and

     10.2.2 any act or failure to act of DCI as the assignee of the Third Party Licenses validly assigned to DCI, and any and all of the exploitation by DCI of any software or other materials of the Institut and any exploitation by MPR of same as described in Section
            4.1.6 before the Execution Date.

10.3 INDEMNITY SHARING AGREEMENT. Notwithstanding anything else in this Agreement, the obligation of MPR to indemnify DCI and DCI's Indemnitees for Claims is subject to the provisions of the Indemnity Sharing Agreement.


11   LICENSE BACK TO MPR.

11.1 LICENSE. DCI hereby grants back the perpetual, irrevocable, royalty free right:

11.1.1 to MPR to use, modify and otherwise exploit the Assets identified in
       Schedule 1.1.15 for its Existing Purposes;

     11.1.2 to BC TEL to use, modify and otherwise exploit the Assets identified in Schedule 1.1.15 for its Existing Purposes; and

     11.1.3  such licenses shall be non-transferrable except as provided in
            Section 11.6 below.

11.2 CONFIDENTIALITY. Subject to the following paragraph, MPR shall hold information regarding the Assets in confidence for DCI and shall not, at any time, without the prior written consent of DCI, reproduce the Assets, except as is absolutely necessary for the use, modification and exploitation thereof in accordance with the terms of this Agreement, and shall not divulge same to any Person other than its sub-licensees who are bound by an obligation of confidence and its employees with a need to know.

11.3 THIRD PARTY ACCESS. MPR shall have the right to permit its suppliers ("Authorized Third Parties") to have access to the Assets to support MPR's businesses, provided that such access to the Assets by Authorized Third Parties is related solely to MPR's purchase of services from Authorized Third Parties that MPR would otherwise perform for itself. MPR shall be responsible for any damage caused by an Authorized Third Party's use (or abuse) of the Assets in any manner except as permitted hereunder. MPR shall use best efforts, including taking legal action, if required, to ensure that each Authorized Third Party ceases to use the Assets, and ceases to have access to the Assets, upon such Authorized Third Party ceasing to have commercial dealings with MPR, and MPR shall ensure that all Authorized Third Parties cease to use the Assets, and to have access to the Assets, upon MPR ceasing to have the right to use the Assets. MPR shall cause its Authorized Third Parties to enter into agreements for the protection of the confidentiality of the Assets no less stringent than set out for MPR in this Agreement.

11.4 NO OBLIGATION. DCI shall have no obligation hereunder to perform, and shall have no liability in respect of, the support, updating or maintenance of any Assets used by MPR and/or BC TEL. However, DCI is prepared to enter into support, updating or maintenance arrangements with MPR and/or BC TEL in respect of the Assets, subject to negotiation of applicable terms and conditions, such terms and conditions to be as favourable as those offered to DCI's most favoured customers for similar kinds and quantities of service.

11.5 BC TEL LICENSE FORMALITIES. BC TEL may exercise its rights granted under this Section 11 by notifying DCI of its intention to exercise such rights and its agreement to be bound with DCI by the terms of Section 11 of this Agreement as if BC TEL had signed this Agreement as MPR.

11.6 ASSIGNMENT OF LICENSE. Notwithstanding Section 12.3, each of MPR and BC TEL may assign their respective rights to use, modify or exploit any part of the Assets to any other Person upon the acquisition by such Person of substantially all of the assets of the assigning party relating to the business carried on by the assigning party respecting such element of the Assets, provided that the assignee agrees to be bound with DCI by the terms of Section 11 of this Agreement as if the assignee had signed this Agreement in the place and stead of MPR .

12   GENERAL PROVISIONS.

12.1 FORCE MAJEURE. No party shall be in default or liable for any loss or damage resulting from delays in performance or from failure to perform or comply with terms of this Agreement due to any causes beyond its reasonable control, which causes include, but are not limited to: Acts of God or the public enemy; riots and insurrections, war, accidents, fire, strikes and other labour difficulties (whether or not such party is in a position to concede to such demands), embargoes, judicial action; lack of or inability to obtain export permits or approvals, necessary labour, materials, energy, components or machinery; acts of civil or military authorities.

12.2 NOTICES. Any and all notices or other information to be given by one of the parties to another shall be in writing and shall be deemed sufficiently given when forwarded by prepaid, registered or certified first class air mail or by facsimile transmission or hand delivery to the other party at the following address:

if to DCI:        Digital Courier International Inc.
                  8618 Commerce Court,
                  Burnaby, BC, V5A 4N6

                  Attention:  Chief Executive Officer
                  -----------------------------------


if to MPR:        MPR Teltech
                  8999 Nelson Way,
                  Burnaby, BC, V5A 4B5

                  Attention:  Vice-President Business Systems and Applications;
                  ----------
                              Vice-President and Chief Financial Officer

and such notices shall be deemed to have been received fifteen (15) business days after mailing if forwarded by mail, and the following business day if forwarded by facsimile transmission or hand. The aforementioned address of either Party may be changed at any time by giving fifteen (15) business days prior notice to the other Party in accordance with the foregoing. In the event of a generally-prevailing labour dispute or other situation which will delay or impede the giving of notice by any such means, in either the country of origin or of destination, the notice shall be given by such specified mode as will be most reliable and expeditious and least affected by such dispute or situation.

12.3 NO ASSIGNMENT. Except as set out in Section 11.6, this Agreement shall not be assigned or transferred by any Party except with the written consent of the other. DCI acknowledges and agrees that it has been advised by MPR that control of MPR may change during the term of this Agreement and agree that such a change of control shall not constitute an assignment hereunder or affect this Agreement in any way. Control of any entity by any person shall be deemed to exist if such entity would be deemed to be controlled directly or indirectly by such person or persons pursuant to the terms of the Canada Business Corporations Act. Notwithstanding any other term of this Agreement, MPR may assign its rights under this Agreement to any Affiliate, including an Affiliate with which it amalgamates, merges or consolidates or enters into a similar reorganization, or into which it is wound up as part of a bona fide reorganization, provided that the Affiliate or successor corporation agrees to be bound by this Agreement in addition to MPR and with its rights and obligations as if such Affiliate or successor corporation were an original signatory hereto. In addition, MPR may assign its rights pursuant to this Agreement to any other Person upon the acquisition by such Person of all or substantially all of the assets of MPR, provided that such assignee agrees to be bound with DCI by the terms of this Agreement as if the assignee had signed this Agreement in the place and stead of MPR. In connection with any permitted assignment of this Agreement, MPR may assign such provisions of the Indemnity Sharing Agreement as relate to this Agreement.

12.4 NO INTERFERENCE WITH THIRD PARTY OBLIGATIONS. Nothing in this Agreement shall be construed as requiring MPR to disclose any of the Assets or to grant rights under licenses, or to render any technical assistance, which would violate any confidentiality undertakings which they have towards third persons or which would violate any present or future law or decree of any government or governmental office or agency and nothing contained herein shall require the disclosure of any the Assets which would increase or impose any obligations on MPR with respect to third parties. MPR represents that it is not under any confidentiality obligations which would materially affect the grants of rights set forth herein.

12.5 NO WAIVER. The failure of any party to give notice to another party of the breach or non-fulfilment of any term, clause, provision or condition of this Agreement shall not constitute a waiver thereof, nor shall the waiver of any breach or non-fulfilment of any term, clause, provision or condition of this Agreement constitute a waiver of any other breach or non-fulfilment of that or any other term, clause, provision or condition of this Agreement.

12.6 ENTIRE AGREEMENT. This Agreement sets forth the entire agreement and understanding between the parties in respect of the Assets and supersedes and cancels all previous negotiations, agreements, commitments and writings in respect to the subject matter hereof. No party hereto shall be bound by any term, clause, provision or condition save as expressly provided in this Agreement or as duly set forth on or subsequent to the date hereof in writing, signed by duly authorized officers of the relevant parties.

12.7 INDEPENDENT CONTRACTORS. Nothing in this Agreement shall be construed as establishing or implying any partnership between the parties, and nothing in this Agreement shall be deemed to constitute any of the parties as the agent of another party or authorize any party to incur any expenses on behalf of another party or to commit another party in any way whatsoever, without obtaining the other party's prior written consent.

12.8 GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the Province of British Columbia and the parties attorn to the jurisdiction of the courts of such province.

IN WITNESS WHEREOF, the Parties hereto have signed and executed this Agreement on the date first above mentioned.

DIGITAL COURIER INTERNATIONAL INC.
by its authorized signatory:


Per: /s/ I.R. Bardsley
    _________________________________
     Name: Ian Bardsley
     Title: Chairman

MPR TELTECH LTD.
by its authorized signatory:


Per:  /s/ I.R. Bardsley
    __________________________________
     Name: Ian Bardsley
     Title: Vice-President Business Systems and Applications


Per:  /s/ Peter Inman
    __________________________________
     Name: Peter Inman
     Title: Vice-President and Chief Financial Officer

SCHEDULE 1.1.7 - EXISTING PURPOSES

"Existing Purposes" means:

     1. with respect to BC TEL, the right to use the Assets for audio conferencing purposes;

     2.   with respect to MPR:

          2.1 the rights to maintain the Licenses already granted before the Execution Date to any other Person, which Licenses are listed below;

          2.2 with respect to the OB-100 Store and Forward Switching Hub Software and the MI-320 ISDN Terminal Adaptor and NDIS Communication Driver Software, use for real estate information software products; and

          2.3 with respect to the Capella MPEG PC Codec Card Software and Hardware Technical Information, use in association with the WAVE Product.

The following existing Licenses have been granted by MPR prior to the Execution
Date:

     1.   the Agreement between MPR and Royal LePage dated January 1, 1992;

     2.   the Agreement between MPR and IBM dated February 28, 1992;

     3.   the Agreement between MPR and PRI dated July 4, 1994; and

     4.   the Agreement between MPR and Scientific Atlanta dated May 25, 1995.

SCHEDULE 1.1.15  -  DESCRIPTION OF SOFTWARE AND HARDWARE

INTELLECTUAL PROPERTY RIGHTS:

       ITEM                                                      RIGHTS

OB-100 Store and Forward switching hub software                 .   ownership, subject to licence
                                                                    back to MPR and BC TEL
                                                                    for Existing Purposes

DCI Billing system software                                     .   ownership

DCI Network management system software                          .   ownership

DCI PC application software                                     .   ownership

DCI Audio-on-Demand Demo Prototype software                     .   ownership

MI-320 ISDN terminal adapter Hardware                           .   ownership, subject to licence back to MPR and BC TEL for
Technical Information and NDIS communications                       Existing Purposes
driver software

Capella MPEG PC Codec Card software                             .   ownership, subject to licence back to MPR and BC TEL
and Hardware Technical Information                                  for Existing Purposes


SCHEDULE 1.1.18 - THIRD PARTY LICENSES

1. Software License Agreement between MPR and Q900 Software, doing business as Telenetworks, of 5 Keller Street, Petaluma, CA.

2. Agreement between MPR and Institut fur Rundfunktechnik Gmbh formed by the correspondence dated 16.10.95, June 6, 1995 and 24.5/95.

SCHEDULE 1.1.21 - TRADEMARKS


Trade-mark                    Country        Apn. No.        Wares/Services
- --------------------------   -------------   ----------      -----------------------

DIGITAL COURIER              CANADA             757,046      Providing the delivery of audio and  video programming,
INTERNATIONAL                                                advertisements, news  recordings and  information via a
                                                             telecommunications network

DIGITAL COURIER              UNITED STATES   74/537,235      Telecommunications services, namely electronic transmission of audio
INTERNATIONAL                                                and video programming, advertising, news recordings, and information

DIGITAL COURIER              CANADA             760,312      Providing the delivery of audio and video programming,
INTERNATIONAL                                                advertisements, news recordings and information via a
& design                                                     telecommunications network

DIGITAL COURIER              UNITED STATES   74/557,267      Telecommunications services, namely electronic transmission of audio
INTERNATIONAL                                                and video programming, advertising, news recordings, and information
& design

CAPELLA                      CANADA             775,086      Encoder and decoder which converts an analog audio signal
                                                             into a digital bit stream, compresses the audio signal, and decompresses the audio signal


CAPELLA                      UNITED STATES   74/633,799      Encoder and decoder which converts an analog audio signal
                                                             into a digital bit stream, compresses
                                                             the audio signal, and decompresses the audio signal

DIGITAL RECORD               CANADA             781,332      wares: computer software for sampling and downloading new music
REP                                                          -----
                                                             releases for the radio broadcast industry from an on-
                                                             line server using the telephone network
                                                             services: providing sampling and downloading of new
                                                             --------
                                                             music releases for the radio broadcast industry from an on-
                                                             line server using the telephone network

DIGITAL RECORD               UNITED STATES   74/668,886      wares: computer software for sampling and downloading new
REP                                                          -----
                                                             music release for the radio broadcast industry from an on-
                                                             line server using the telephone network
                                                             services: providing sampling and downloading of new music releases for
                                                             -------
                                                             the radio broadcast industry from an on-line server using the telephone network

AUDIO                        CANADA             781,334      wares: computer software for sampling and downloading new
EXCHANGE                                                     music releases, record chart ratings information, voice
                                                             talent, sound effects libraries, and other

                                                             broadcast audio material for the radio broadcast industr from an on-
                                                             line server using the telephone network services: providing sampling and downloading of new music releases,
                                                             --------
                                                             record chart ratings information, voice talent, sound effects libraries, and other broadcast audio material for the radio broadcast industry from an on-line server using the telephone network

AUDIO                        UNITED STATES   74/668,884      wares: computer software for sampling and downloading new music
EXCHANGE                                                     -----
                                                             releases, record chart ratings information, voice talent, sound effects libraries, and other broadcast audio material for the radio broadcast industry from an on-line server using the telephone network services: providing sampling and downloading of new music releases,
                                                             --------
                                                             record chart ratings information, voice talent, sound effects libraries, and other broadcast audio material for the radio broadcast industry from an on-line server using the telephone network

SCHEDULE 9.1 - ASSIGNMENT OF COPYRIGHT

ASSIGNMENT OF COPYRIGHT

THIS AGREEMENT made and entered into as of the . day of ., 1995

BETWEEN:

          DIGITAL COURIER INTERNATIONAL INC., a corporation duly incorporated under the laws of Canada and having an office at 8999 Nelson Way, Burnaby, British Columbia

          (hereinafter called the "Assignee")

                                                               OF THE FIRST PART

AND:

          MPR TELTECH LTD., a corporation duly incorporated under the laws of Canada and having its executive offices at 8999 Nelson Way, Burnaby, British Columbia

          (hereinafter called the "Assignor")

                                                              OF THE SECOND PART


WHEREAS the Assignor has prepared, written, created or developed certain software programs, as set out in Attachment 1 hereto (hereinafter called the "Software");

AND WHEREAS the Assignor desires to transfer entire ownership of the copyright in the Software to the Assignee;

NOW THEREFORE in consideration of $1 and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Assignor and the Assignee agree as follows:

1. The Assignor hereby sells, assigns and transfers to the Assignee the entire right, title, interest, ownership and all subsidiary rights in and to the Software throughout the world, including, without limitation, the copyright thereto and the right to secure copyright registration therein.

2. The Assignor hereby acknowledges and agrees that, as between the Assignor and the Assignee, Assignee owns the entire right, title and interest in the Software, including the right to reproduce, prepare derivative works based on the Software, distribute for sale, to perform publicly and to display the Software.

3. This Agreement shall be binding upon and shall enure to the benefit of the parties hereto and their respective lawful successors and permitted assigns.

4. This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the parties hereto shall attorn to the jurisdiction of the courts of such province.


DATED as of this . day of ., 1995.



DIGITAL COURIER INTERNATIONAL INC.
by its authorized signatory:


Per: _____________________________
     Name:
     Title:



MPR TELTECH LTD.
by its authorized signatory:


Per: _____________________________
     Name:
     Title:


Per: _____________________________
     Name:
     Title:

                                  ATTACHMENT 1
                           TO ASSIGNMENT OF COPYRIGHT


OB-100 Switching Hub Software

DCI Billing system software

DCI Network management system software

DCI PC Application Software

Capella/MI-300/DSPC/DDPB
- ------------------------

- -    MPEG encode and decode firmware
- -    Capella/MI-300/DDPB controllers and audio utilities firmware
- -    AudioCap Application program
- -    MIMPG Windows Audio DLL
- -    DSIIC DSP56K Debug Monitor and Flash Programming Utilities
- -    Capella production test software
- -    G.722/G.711 firmware
- -    Audition firmware

MI-320
- ------
- -    NDIS Media Access Card Driver
- -    MI-3X0 Driver
- -    MI-3X0 Firmware
- -    ComMon MI-320 Test Application
- -    Flash Programming Utilities
- -    MI-320 test software

Other Items
- -----------
- -    Audio on Demand Application
- -    Audition Application

Hardware
- --------
Circuit Card design and manufacturing information for:
- -    Capella
- -    Capella V.35 daughter board
- -    MI320
- -    MI320 U Interface board

SCHEDULE 9.2 - ASSIGNMENT OF TRADEMARKS

          This Assignment is made the ____ day of __________________, 199_, BETWEEN MPR TELTECH LTD. (hereinafter called the "Assignor"), whose principal office or place of business is 8999 Nelson Way, Burnaby, British Columbia, Canada, AND DIGITAL COURIER INTERNATIONAL INC. (hereinafter called the "Assignee"), whose principal office or place of business is 8999 Nelson Way, Burnaby, British Columbia, Canada.

          In consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration paid to it by the Assignee, the receipt and sufficiency of which is hereby acknowledged, the Assignor as full beneficial owner hereby sells, assigns, and transfers unto the Assignee all of its right, title, interest in and to the following unregistered trade-marks:

TRADE-MARK                           APN. NO.
- ----------------------------------   --------

DIGITAL COURIER INTERNATIONAL         757,046

DIGITAL COURIER INTERNATIONAL &       760,312
DESIGN

CAPELLA                               775,086

DIGITAL RECORD REP                    781,332

AUDIO EXCHANGE                        781,334

together with the benefit of any use of the trade-marks by the Assignor, and the goodwill of the business relating to the said trade-marks and to the wares or services associated with them, to hold unto the Assignee absolutely.

          IN WITNESS WHEREOF the parties have executed these presents on the date first above written.

                                    MPR TELTECH LTD.

                                    by:  _____________________________
                                         signature of representative


                                    its: _____________________________
                                         office held by representative

                                    DIGITAL COURIER INTERNATIONAL
                                    INC.

                                    by:  _____________________________
                                         signature of representative


                                    its: _____________________________
                                         office held by representative

                           U.S. TRADEMARK ASSIGNMENT
                           -------------------------

          THIS ASSIGNMENT effective the ____ day of __________________, 199_, from MPR TELTECH LTD., a corporation organized and existing under the laws of Canada and having its principal place of business at 8999 Nelson Way, Burnaby, British Columbia, Canada, (hereinafter referred to as "ASSIGNOR") to DIGITAL COURIER INTERNATIONAL INC., a corporation organized and existing under the laws of Canada and having its principal place of business at 8999 Nelson Way, Burnaby, British Columbia, Canada (hereinafter referred to as "ASSIGNEE"),

WITNESSETH:

          WHEREAS ASSIGNOR has adopted and is the owner of the marks set forth in the United States trademark applications listed on Schedule A;

          WHEREAS ASSIGNEE has acquired certain assets of ASSIGNOR relating to software and hardware designs, including the marks relating to that business, together with the goodwill of the business with which said marks are used;

          NOW THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, receipt of which is hereby acknowledged, ASSIGNOR does hereby sell, assign and transfer unto ASSIGNEE all right, title and interest in and to the trademarks listed on Schedule A used by ASSIGNOR in connection with software and hardware and including the applications for registration thereof, the right to recover for past infringement thereof, and all goodwill of the business in connection with which said trademarks are used and which is appurtenant thereto, and which is symbolized by said trademarks.

                                         MPR TELTECH LTD.


                                         _____________________________

                                   SCHEDULE A

                      UNITED STATES TRADEMARK APPLICATIONS

TRADEMARK                                   SERIAL NO.
- -----------------------------------------   ----------

DIGITAL COURIER INTERNATIONAL               74/537,235

DIGITAL COURIER INTERNATIONAL & DESIGN      74/557,267

CAPELLA                                     74,633,799

DIGITAL RECORD REP                          74,668,886

AUDIO EXCHANGE                              74/668,884